REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made as of the 14th day of November, 1997, by and between EQUIVEST FINANCE, INC., a Florida corporation (the "Company"), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, a Delaware limited liability company ("Warrantholder").

                                     RECITAL

        WHEREAS, the Company and the Warrantholder desire to provide for the rights of the Warrantholder with respect to registration of the securities issued to the Warrantholder upon exercise of Amended and Restated Warrant issued to Warrantholder dated November 14, 1997.

                                    AGREEMENT

        NOW, THEREFORE, the parties agree as follows:

               CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

                      "Commission"   shall  mean  the  Securities  and  Exchange
Commission or any other federal agency at the time administering the Securities Act.

                      "Convertible Securities" shall mean the Warrant or other securities of the Company convertible into or exchangeable (upon exercise or otherwise) for Registrable Securities.

                      "Holder" shall mean any holder of outstanding Registrable Securities, and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 9 hereof, which Registrable Securities have not been sold to the public.

                      The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act ("Registration Statement"), and the declaration or ordering of the effectiveness of such Registration Statement.

                      "Registrable Securities" shall mean all Common Stock of the Company issued or issuable upon exercise of the Warrant including Common Stock issued pursuant to recapitalizations, stock splits, stock dividends and similar distributions with respect to such shares.

                      "Registration Expenses" shall mean all expenses incurred in complying with Section 2 of this Agreement, including, without limitation, all federal and state registration, qualification and filing fees, printing expenses, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration, other than Selling Expenses, as well as fees and disbursements not to exceed ten thousand dollars ($10,000) of one special legal counsel for the selling Holders.




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                      "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

                      "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

               REGISTRATION RIGHTS.

                      Notice of Registration and Inclusion of Registrable Securities. On the terms and subject to the conditions of this Agreement, in the event the Company decides to register any of its Common Stock for its own account or for the account of security holders other than the Warrantholder on a form, that would be suitable for a registration involving Registrable Securities, the Company will: (a) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within fifteen (15) days after delivery of such written notice from the Company.

                      Underwriting in Piggyback Registration.

                             Notice of Underwriting  in Piggyback  Registration.
If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.1. In such event, the right of any Holder to registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 2. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into a customary underwriting agreement with the Underwriter's Representative selected by the Company for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering Pursuant to this Section 2.

                             Marketing    Limitation.    In   the    event   the
representative of the Company's underwriter or underwriters (the "Underwriters Representative") advises the Company that market factors (including, without limitation, the aggregate number of shares of Common Stock requested to be registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the registration) require a limitation of the number of shares to be underwritten, the Underwriter's Representative may:

                             in the case of the Company's  first public offering
of its Common Stock or other securities pursuant to a Registration Statement declared effective with the Commission after the date of this Agreement (the "IPO"), exclude some or all Registrable Securities from such registration and underwriting; and
                             in the  case  of  any  registered  public  offering
subsequent to the IPO, limit the number of shares of Registrable Securities to be included in such registration and underwriting to a number, which taken together with securities entitled to registration rights pursuant to the Registration Rights Agreement between the Company and the Warrantholder dated July 17, 1998 as to which the Holder gives notice of an election to have such securities covered by the registration statement, is not less than twenty percent (20%) of the total securities to be registered. In such event, the Underwriter's Representative shall so advise all Holders and the number of shares of Registrable Securities that may be included in the registration and underwriting (if any) shall be allocated among all Holders of Registrable Securities in proportion, as nearly as practicable, to each Holder's pro rata amount of Registrable Securities held by such Holder at the time of filing of the Registration Statement. The number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities (including the securities subject to the Stockholders Agreement between Company and R. Perry Harris and Karen Harris dated July 16 , 1998 but excluding those to be sold by the Company) are excluded from the underwriting in proportion, as nearly as practicable, to each holder's pro rata amount of the aggregate of Registrable Securities and such other securities. No Registrable Securities or other securities excluded from the underwriting by reason of this subsection 2.2(b) shall be included in such Registration Statement.

                             Withdrawal  in  Piggyback   Registration.   If  any
Holder, or a holder of other securities entitled (upon request) to be included in such registration, disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter delivered at least seven (7) days prior to the effective date of the Registration Statement. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

                             Blue Sky in Piggyback Registration. In the event of
any registration of Registrable Securities pursuant to this Section 2, the Company will exercise its best efforts to register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request and as shall be reasonably appropriate for the distribution of such securities; provided, however, that the Company shall not be required to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with registrations pursuant to Section 2 shall be borne by the Company. All Selling Expenses shall be borne by the Holders of the securities registered pro rata on the basis of the number of shares registered.

               REGISTRATION PROCEDURES. The Company will keep each Holder whose Registrable Securities are included in any registration pursuant to this Agreement advised as to the initiation and completion of such registration. At its expense the Company will: (a) use its best efforts to keep such registration effective for a period of ninety (90) days or until the Holder or Holders have completed the distribution described in the Registration Statement relating thereto, whichever first occurs; (b) furnish such number of prospectuses (including preliminary prospectuses) and other documents as a Holder from time to time may reasonably request; (c) prepare and file with the commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and (d) notify each Holder of Registrable Securities covered by such Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. If, at any time after giving such written notice of its intention to register any of such securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities that has requested to register Registrable Securities and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith to the extent provided in Section 3).

               INFORMATION FURNISHED BY HOLDER. It shall be a condition precedent of the Company's obligations to any Holder under this Agreement that such Holder of Registrable Securities included in any registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

               INDEMNIFICATION.

                      Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, employees and constituent partners, and each person controlling such Holder, with respect to which registration, qualification or compliance of Registrable Securities has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages or liabilities (or actions in respect thereof) to the extent such claims, losses, damages or liabilities arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such registration, qualification or compliance, or are based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or any state securities law, or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law, applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance; and the Company will reimburse each such Holder, each of its officers, directors, employees and constituent partners, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred, as incurred, in connection with investigating or defending any such claim, loss, damage, liability or action; provided, however, that the indemnity contained in this Section 6.1 shall not apply to amounts paid in settlement of any such claim, loss, damage, liability or action if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, its officers, directors, employees, constituent partners, or legal counsel, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

                      Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 6, notify the indemnifying  party  in  writing  of  the  commencement  thereof  and  generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim, jointly with any other indemnifying party similarly noticed; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the Company and the Holders in conducting the defense of such action, suit or proceeding by reason of recognized claims for indemnity under this Section 6, then counsel for such party shall be entitled to conduct the defense to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 6, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise other than under this Section 6.

               REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Holders the benefits of Rule 144 under the Securities Act ("Rule 144") and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company shall:


                      make and keep public information available, as required by Rule 144, at all times after ninety (90) days after the effective date of the IPO;

                      file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and


                      furnish to any Holder, so long as such Holder owns any Convertible Securities or Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) days after the effective date of the
                      IPO), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration.

               TERMINATION OF REGISTRATION RIGHTS. The right to cause the Company to register securities granted by the Company to the Holders under the Agreement shall terminate as to each Holder on the earlier of (a) such time as such Holder owns less than one percent (1%) of the outstanding stock of the Company (assuming exercise of the Warrant) and is free to sell all of such stock within a given three (3) month period to the public pursuant to Rule 144; or (b) at such time as Holder is free to sell all of the stock issuable upon exercise of the Warrant pursuant to Rule 144(k).

               TRANSFER OF RIGHTS. The registration rights of the Holders set forth in this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities not sold to the public acquiring Convertible Securities or Registrable Securities equaling in aggregate at least one percent (1%) of the Company's then outstanding equity securities or all of the Convertible Securities and Registrable Securities held by such Holder if transferred to a single entity; provided, however, that (a) the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such information and registration rights are being assigned; and (b) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares that must be transferred, any Holder may transfer such Holder's registration rights to (i) any subsidiary, parent, general partner or limited partner of such Holder, or any other person or entity directly or indirectly controlling, controlled by or under common control with such Holder; or (ii) such Holder's family members by will or intestacy in the case of individuals, without restriction as to the number or percentage of shares acquired by any such entity or individuals.

               MISCELLANEOUS.

                      Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

                      Successors And Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any shares of the Registrable Securities or Convertible Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                      Governing Law. This Agreement shall be governed by and construed under the laws of the State of New York as applied to agreements among New York residents entered into and to be performed entirely within New York.

                      Counterparts. This Agreement may be executed in two or more counterparts, each of which shall, be deemed an original, but all of which together shall constitute one and the same instrument.

                      Titles And Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                      Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified by hand or professional courier service, by telecopy or by facsimile, one (1) day after deposit with Federal Express or other overnight delivery service, or two (2) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature pages hereof, or at such other address as such party may designate by five (5) days' advance written notice to the other parties.

                      Amendments And Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and a majority in interest of the Holders. Any amendment or waiver effected in accordance with this Section 10.7 shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities and the Company. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of the Stock and such Common Stock who have not previously consented thereto in writing.

                      Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                      Separability. Any invalidity, illegality or limitation of the enforceability with respect to any Holder of any one or more of the provisions of this Agreement, or any part thereof, whether arising by reason of the law of any such Holder's domicile or otherwise, shall in no way affect or impair the validity, legality or enforceability of this Agreement with respect to other Holders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the day and year first above written.

        EQUIVEST FINANCE, INC.



                                                   By:
                                                       Name:
                                                       Chairman and CEO

                                                   WARRANTHOLDER:

                                                   CREDIT SUISSE FIRST BOSTON
                                                   MORTGAGE CAPITAL LLC



                                                   BY:
                                                      MICHAEL C. SZWAJKOWSKI
                                                      VICE PRESIDENT
                                                      ELEVEN MADISON AVENUE
                                                      NEW YORK, NY 10010